UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2016
Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On October 26, 2016, Merit Medical Systems, Inc. (the "Company") issued a press release announcing its operating and financial results for the quarter ended September 30, 2016.  The full text of the Company's press release, including unaudited financial information, is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K (including the exhibits attached hereto) is furnished pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure

On October 26, 2016, the Company hosted a conference call for the purpose of discussing its operating and financial results for the quarter ended September 30, 2016. In connection with that call, the Company posted a slide presentation to its website. The presentation discusses the Company's operating and financial results for the quarter ended September 30, 2016, as well as the Company’s outlook for its future operations. A copy of the presentation is attached herewith as Exhibit 99.2.

The Company is furnishing the information in this Item 7.01 (including Exhibit 99.2 attached hereto) pursuant to Regulation FD promulgated under the Exchange Act. Such information shall not be deemed “filed” for purposes of the Exchange Act or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits

(d)            Exhibits

99.1	Press Release, dated October 26, 2016, entitled "Merit Medical Reports Sales Up 15.3% for the Quarter Ended September 30, 2016," including unaudited financial information.
99.2	Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: October 26, 2016	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated October 26, 2016, entitled "Merit Medical Reports Sales Up 15.3% for the Quarter Ended September 30, 2016," including unaudited financial information.
99.2	Conference Call Presentation.

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